UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2011

INNOLOG HOLDINGS CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	005-85825	68-0482472
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4000 Legato Road, Suite 830, Fairfax, VA 22033
(Address of Principal Executive Offices)

(703) 766-1412
(Registrant’s telephone number, including area code)

uKARMA CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2011 Joe Kelley resigned as a director of Innolog Holdings Corporation.  Mr. Kelley’s resignation was not as a result of a disagreement with the Company on any matter relating to its operations, policies or practices.  Mr. Kelley was the chairperson of the Company’s Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 14, 2011
INNOLOG HOLDINGS CORPORATION

By:	/s/ William P. Danielczyk
William P. Danielczyk, Chief Executive Officer